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                                                                   EXHIBIT 10.25

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                                 EUPHONIX, INC.
                               220 PORTAGE AVENUE
                           PALO ALTO, CALIFORNIA 94306

                          REGISTRATION RIGHTS AGREEMENT

                                FEBRUARY 22, 2000








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                               TABLE OF CONTENTS

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                                                                                              PAGE
SECTION 1      Restrictions on Transferability of Securities;  Compliance with Securities
               Act; Registration Rights..........................................................1

        1.1    Restrictions on Transferability...................................................1
        1.2    Certain Definitions...............................................................1
        1.3    Restrictive Legend................................................................3
        1.4    Restrictions on Transfer; Notice of Proposed Transfers............................3
        1.5    Requested Registration............................................................4
        1.6    Company Registration..............................................................6
        1.7    Expenses of Registration..........................................................7
        1.8    Registration Procedures...........................................................8
        1.9    Indemnification...................................................................8
        1.10   Information by Holder............................................................10
        1.11   Rule 144 Reporting...............................................................10
        1.12   Transfer of Registration Rights..................................................10
        1.13   Standoff Agreement...............................................................11
        1.14   Termination of Registration Rights...............................................11
        1.15   [Intentionally Deleted]..........................................................11
        1.16   Standstill Agreement.............................................................11

SECTION 2      Miscellaneous....................................................................11

        2.1    Governing Law....................................................................11
        2.2    Survival.........................................................................11
        2.3    Successors and Assigns...........................................................11
        2.4    Entire Agreement; Amendment......................................................11
        2.5    Notices, etc.....................................................................12
        2.6    Delays or Omissions..............................................................12
        2.7    Counterparts.....................................................................12
        2.8    Severability.....................................................................12
        2.9    Titles and Subtitles.............................................................13
        2.10   Attorney's Fees..................................................................13
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                                 EUPHONIX, INC.

                          REGISTRATION RIGHTS AGREEMENT


        This Registration Rights Agreement (the "Agreement") is made as of
February 22, 2000 between Euphonix, Inc., a California corporation (the
"Company") and the Investors (the "Investors") pursuant to the Secured
Promissory Note dated February 22, 2000 (the "Note") between the Company and the
Investors.

        The Investors agree to be bound by all of the terms and conditions of this Agreement.

        NOW, THEREFORE, the parties agree as follows:


                                    SECTION 1

                 RESTRICTIONS ON TRANSFERABILITY OF SECURITIES;
               COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS

        1.1 RESTRICTIONS ON TRANSFERABILITY. The Common Stock issued upon conversion of the Note shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1, which conditions are intended to ensure compliance with the provisions of the Securities Act (as defined below). The Investors will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Investors to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.

        1.2 CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

               "Closing Date" shall mean the date of the first conversion of the
Note into Common Stock pursuant to the Note.

               "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               "Common Stock" shall mean the Common Stock of the Company, par value $0.001 per share.

               "Holder" shall mean (i) any Investor holding Registrable
Securities and (ii) any person holding Registrable Securities to whom the rights under this Section 1 have been transferred in accordance with Section 1.12 hereof.

               "Initiating Holders" shall mean Holders or transferees of any Holders under Section 1.12 hereof who in the aggregate are Holders of greater than 50% of the Registrable Securities.

               "Registrable Securities" means (i) the Common Stock issued pursuant to the Note and (ii) any Common Stock of the Company issued or issuable in respect of such Common Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issuable with respect to such Common Stock; provided, however, that shares of Common Stock, or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, whether in a registered offering, Rule 144 or otherwise, or (B) sold or are, in the opinion of counsel for the Company, available for sale in a single transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

               The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

               "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.5 and 1.6 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company), and the reasonable fees and disbursements if one counsel for all Holders not to exceed $20,000.

               "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 1.3 hereof.

               "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and all reasonable fees and disbursements of counsel for any Holder.

               "Total Voting Power" of the Company shall mean the total number of the votes which may be cast in the election of directors of the Company at any meeting of stockholders if all securities entitled to vote in this election of directors were present and voted at such meeting.

               "Voting Securities" shall mean all securities of the Company entitled to vote in the election of directors of the Company and all securities of the Company convertible into, exchangeable or exercisable for shares of Common Stock.


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        1.3     RESTRICTIVE LEGEND. Each certificate representing (i) the Common
Stock issued pursuant to the Note and (ii) any other securities issued in respect of such Common Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 1.4 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

               Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer established in this Section 1.

        1.4 RESTRICTIONS ON TRANSFER; NOTICE OF PROPOSED TRANSFERS. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section
1.4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Restricted Securities by the Holder to any of its partners, or retired partners, or to the estate of any of its partners or retired partners,
(iii) any transfer by any Holder to (A) any individual or entity controlled by, controlling, or under common control with, such Holder or (B) any individual or entity with respect to which such Holder (or any person controlled by, controlling, or under common control with, such Holder) has the power to direct investment decisions, (iv) to the spouse of a holder of Restricted Securities, or (v) in transactions in compliance with Rule 144, provided, in each case, that the transferee agrees in writing to be subject to the terms hereof), and unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and, if requested by the Company, shall be accompanied, at such holder's expense, by an unqualified written opinion of legal counsel who shall be, and whose legal opinion


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shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. It is agreed that the Company will not request an opinion of counsel for the Holder for transactions made in reliance on Rule 144 under the Securities Act except in unusual circumstances, the existence of which shall be determined in good faith by the Board of Directors of the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 1.3 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such holder and the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

        1.5     REQUESTED REGISTRATION.

                (a) Request for Registration. In case the Company shall receive from Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to the Registrable Securities, the Company will:

                        (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

                        (ii) as soon as practicable, use its best efforts to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company;

                        Provided, however, that the Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.5:

                                (A)     In any particular jurisdiction in which
the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                                (B)     Prior to six (6) months after the
Closing Date;

                                (C)     During the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company

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(other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                                (D)     Unless the aggregate number of shares of
Registrable Securities sought to be registered by all Initiating Holders and other Holders pursuant to this Section 1.5 is greater than one (1) million shares;

                                (E)     After the Company has effected one (1)
such registration pursuant to this subparagraph 1.5(a), and such registration has been declared or ordered effective; or

                                (F)     If the Company shall furnish to such
Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.5 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders; provided that the Company may not exercise this deferral right more than once per twelve (12) month period.

                        Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders, but in any event within 120 days of such request.

                (b) Underwriting. In the event that a registration pursuant to Section 1.5 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.5(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.5 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.5, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 1.5, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then (i) any securities requested to be registered by persons other than Holders (as defined herein) or the Holders of Registrable Securities (as such terms are defined in that certain Modification Agreement, dated November 6, 1991 (the "Modification Agreement"), by and between the Company, the First Series A Purchasers, the Second Series A Purchasers, the Series B Purchasers, the Series C Purchasers and the Affiliates (each as defined in the Modification Agreement)) shall be limited (or excluded entirely) on a pro rata basis from such registration, and (ii) if the managing underwriter determines that a further limitation is required, the Company shall so advise all Holders of Registrable Securities

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under this Agreement and the Holders of Registrable Securities under the Modification Agreement and the number of shares of Registrable Securities (including those under the Modification Agreement) that may be included in the registration and underwriting shall be allocated among all Holders under this Agreement and Holders under the Modification Agreement in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities (including those under the Modification Agreement) excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder (both under this Agreement and the Modification Agreement) to the nearest 100 shares.

                        If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to 120 days after the effective date of such registration, or such other shorter period of time as the underwriters may require.

        1.6     COMPANY REGISTRATION.

                (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, or (ii) a registration relating solely to a Commission Rule 145 transaction, the Company will:

                        (i) promptly give to each Holder written notice thereof; and

                        (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

                (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.6(a)(i). In such event, the right of any Holder to registration pursuant to Section 1.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

        Notwithstanding any other provision of this Section 1.6, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the

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managing underwriter may limit (or exclude entirely) on a pro rata basis the
Registrable Securities of the Affiliates (as each term is defined in the Modification Agreement) to be included in such registration. If all Registrable Securities of the Affiliates (as each term is defined in the Modification Agreement) have been excluded from such registration and the managing underwriter determines that a further limitation is required, the managing underwriter may limit the remaining Registrable Securities (including those under the Modification Agreement) to be included in such registration; provided, however, that the managing underwriter may not reduce the amount of Registrable Securities of the Holders under the Modification Agreement to be included in the registration to less than 25% of the total shares so included; provided further, however, that such percentage may be reduced or waived by the Holders of a majority of the Registrable Securities under the Modification Agreement, excluding Registrable Securities held by the Affiliates (each as defined under the Modification Agreement). The Company shall so advise all Holders under this Agreement and under the Modification Agreement and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities (including those under the Modification Agreement) and other securities that may be included in the registration and underwriting shall be allocated among all the Holders under this Agreement and under the Modification Agreement and such other holders exercising their registration rights in proportion, as nearly as practicable, to the respective amounts of securities entitled to inclusion in such registration held by such Holders and such other holders exercising their registration rights at the time of filing the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder (both under this Agreement and the Modification Agreement) or holder to the nearest 100 shares.

        If any Holder or holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 120 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require.

                (c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 1.6 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

        1.7 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with (i) one (1) registration pursuant to Section 1.5 and (ii) all registrations pursuant to Section 1.6 shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other Registration Expenses shall be borne by the Holders of such securities, and by the Company, in the event the Company participates in the registration, pro rata on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section
1.5 above if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (which Holders shall bear such expenses).

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        1.8     REGISTRATION PROCEDURES. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                (a) Prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the registration statement has been completed;

                (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities;

                (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

        1.9     INDEMNIFICATION.


                (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this
Section 1, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by

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

the Company of the Securities Act, the Exchange Act, state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and within a reasonable period the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and within a reasonable period will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the above, the liability of each Holder under this subsection
(b) shall not exceed such Holder's net proceeds from the sale of securities pursuant to such registration statement, unless such liability arises out of or is based on willful misconduct by such Holder.

                (c)     Each party entitled to indemnification under this
Section 1.9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an

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

Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be liable for indemnification hereunder with respect to any settlement or consent to judgment, in connection with any claim or litigation to which these indemnification provisions apply, that has been entered into without the prior consent of the Indemnifying Party (which consent will not be unreasonably withheld).

        1.10 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

        1.11 RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times during which the Company is subject to the reporting requirements of the Securities Act or the Exchange Act;

                (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                (c) So long as a Holder owns any Restricted Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

        1.12 TRANSFER OF REGISTRATION RIGHTS. The rights to cause the Company to register securities granted Holders under Sections 1.5 and 1.6 may be assigned to a transferee or assignee reasonably acceptable to the Company (which consent shall not be unreasonably withheld) in connection with any transfer or assignment of Registrable Securities by a Holder, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, and (ii) such assignee or transferee acquires at least 50,000 shares of Registrable Securities (adjusted for stock splits, stock dividends, stock recombinations and the like after the date of this Agreement). Notwithstanding the above, the rights to cause the Company to register securities may be assigned to any partner, shareholder, equity holder or officer of a Holder without compliance with item (ii) above, provided written notice thereof is promptly given to the Company.

        1.13 STANDOFF AGREEMENT. In connection with any public offering of the Company's securities, the Holder agrees, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions.

        1.14 TERMINATION OF REGISTRATION RIGHTS. The registration rights granted pursuant to Section 1 shall terminate as to each Holder at such time as a public market for the Company's Common Stock exists and all Registrable Securities held by such Holder may, in the opinion of counsel to the Company (which opinion shall be addressed and rendered to Holder), be sold within a given three month period pursuant to Rule 144 or any other applicable exemption that allows for resale free of registration.

        1.15    [INTENTIONALLY DELETED.]

        1.16 STANDSTILL AGREEMENT. No Investor shall acquire, directly or indirectly, or cause or permit any affiliate of such Investor to acquire, directly or indirectly (through market purchases or otherwise), record or beneficial ownership of any Voting Securities of the Company representing, which taken together with all securities owned by such persons or entities, in excess of a percentage greater than twenty-five percent (25%) of the Total Voting Power of the Company without the prior written consent of the Company's Board of Directors.

                                    SECTION 2

                                  MISCELLANEOUS

        2.1 GOVERNING LAW. This Agreement shall be governed in all respects by the internal laws of the State of California.

        2.2 SURVIVAL. The covenants and agreements made herein shall survive any investigation made by the Investors and the closing of the transactions contemplated hereby.

        2.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        2.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, the Note and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the holders of a majority of the Registrable Securities, except that new Investors that become party to the Note may be added to this Agreement by joinder signed only by the Company and such Investor.

        2.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to a Investor, at such Investor's address, as shown on the stock records of the Company, or at such other address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of the Common Stock, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Common Stock who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the President and Chief Executive Officer, or at such other address as the Company shall have furnished to the Investors.

               Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

        2.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

        2.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        2.8 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

        2.9 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

        2.10 ATTORNEY'S FEES. In any action brought or maintained by either party asserting a cause of action arising under or relating in any way to this Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorney's fees.

        The foregoing agreement is hereby executed as of the date first above written.


                               EUPHONIX, INC.


                               ---------------------------------------------
                               By:   Barry L. Margerum
                               Title:Chief Executive Officer and President





                               INVESTORS:


                               ---------------------------------------------
                               Dieter Meier


                               ---------------------------------------------
                               Walter Bosch


                               ---------------------------------------------
                               Stephen D. Jackson


                               ---------------------------------------------
                               Milton Chang


                               Onset Ventures


                               ---------------------------------------------
                               By:
                               Title: